UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   April 2000

NOTE BALANCE RECONCILIATION                                                             DOLLARS
                                                    CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4         CLASS B
                                                  -------------     -------------    -------------    -------------   -------------
Original Note Balances                            72,500,000.00     94,500,000.00    88,000,000.00    95,200,000.00   14,591,551.00
Beginning Period Note Balances                                -     88,028,487.30    88,000,000.00    95,200,000.00   14,591,551.00
Principal Collections - Scheduled Payments                    -      3,370,383.53                -                -               -
Principal Collections - Payoffs                               -      3,195,300.05                -                -               -
Principal Withdrawal from Payahead                            -          1,069.29                -                -               -
Gross Principal Charge Offs                                   -        923,028.20                -                -               -
Repurchases                                                   -                 -                -                -               -
Accelerated Principal                                         -                 -                -                -               -
Principal shortfall, up to Accelerated Principal              -                 -                -                -               -
Total Principal to be Distributed                             -      7,489,781.07                -                -               -
                                                  -------------     -------------    -------------    -------------   -------------
Ending Note Balances                                          -     80,538,706.23    88,000,000.00    95,200,000.00   14,591,551.00
                                                  =============     =============    =============    =============   =============

Note Factor                                                   -         0.8522614        1.0000000        1.0000000       1.0000000
Interest Rate                                            5.4730%           6.1900%          6.6100%           6.820%          7.050%



NOTE BALANCE RECONCILIATION                                          NUMBERS
                                                        TOTAL
                                                   --------------    ------
Original Note Balances                             364,791,551.00    24,594
Beginning Period Note Balances                     285,820,038.30    21,137
Principal Collections - Scheduled Payments           3,370,383.53
Principal Collections - Payoffs                      3,195,300.05       324
Principal Withdrawal from Payahead                       1,069.29
Gross Principal Charge Offs                            923,028.20        63
Repurchases                                                     -         0
Accelerated Principal                                           -
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                    7,489,781.07
                                                   --------------    ------
Ending Note Balances                               278,330,257.23    20,750
                                                   ==============    ======


Note Factor                                             0.7629844
Interest Rate                                              6.3476%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       364,791,551.99
Beginning Period Principal Balance                               294,939,828.07
Principal Collections - Scheduled Payments                         3,370,383.53
Principal Collections - Payoffs                                    3,195,300.05
Principal Withdrawal from Payahead                                     1,069.29
Gross Principal Charge Offs                                          923,028.20
Repurchases                                                                   -
                                                                 --------------
Ending Principal Balance                                         287,450,047.00
                                                                 ==============
Ending Note Balances                                             278,330,257.23
                                                                 ==============
Tail not sold                                                              0.99
                                                                 ==============
Cumulative Accelerate Principal                                    9,119,788.78
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    6,574,939.95
Interest Wired                                                     2,717,283.74
Withdrawal from Payahead Account                                       1,807.90
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                353,502.66
Interest Advances                                                     82,883.29
Collection Account Interest Earned                                    36,631.85
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------
Total Cash Flow                                                    9,767,049.39
                                                                 ==============


TRUSTEE DISTRIBUTION(5/8/00)

Total Cash Flow                                                    9,767,049.39
Unrecovered Advances on Defaulted Receivables                         29,208.34
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Noteholders, including any overdue amounts              -
Interest to Class A-2 Noteholders, including any overdue amounts     454,080.28
Interest to Class A-3 Noteholders, including any overdue amounts     484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts     541,053.33
Interest to Class B Noteholders, including any overdue amounts        85,725.36
Principal to Class A-1 Noteholders, including any overdue amount              -
Principal to Class A-2 Noteholders, including any overdue amount   7,489,781.07
Principal to Class A-3 Noteholders, including any overdue amount              -
Principal to Class A-4 Noteholders, including any overdue amount              -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     30,963.84
Interest Advance Recoveries from Payments                             56,144.62
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    9,478.48
Payahead Account Interest to Servicer                                    144.74
Excess                                                               585,736.00
                                                                 --------------
Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     245,783.19

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                     911,978.88
Beginning Balance                                                  1,261,489.45
Trustee Distribution of Excess                                       585,736.00
Interest Earned                                                        5,722.42
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                     1,852,947.87
                                                                 ==============

Required Balance                                                   2,735,936.64



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  14,591,662.08
Beginning Balance                                                  2,826,355.42
Reduction Due to Spread Account                                     (349,510.57)
Reduction Due to Accelerated Principal                              (714,327.75)
Reduction Due to Principal Reduction                                (346,202.21)
                                                                 --------------
Ending Balance                                                     1,416,314.89
                                                                 ==============

First Loss Protection Required Amount                              1,416,314.89
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                              2,360.52



POLICY RECONCILIATION


Original Balance                                                 364,791,551.00
Beginning Balance                                                286,425,057.48
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   286,425,057.48
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              278,288,684.85
                                                                 ==============
Required Balance                                                 278,288,684.85


PAYAHEAD RECONCILIATION


Beginning Balance                                                     32,532.17
Deposit                                                                9,478.48
Payahead Interest                                                        144.74
Withdrawal                                                             1,807.90
                                                                 --------------
Ending Balance                                                        40,347.49
                                                                 ==============

CURRENT DELINQUENCY
                                              PRINCIPAL      % OF ENDING
   # PAYMENTS DELINQUENT     NUMBER            BALANCE      POOL BALANCE
   ---------------------     ------            -------      ------------
1 Payment                     342           4,468,233.67       1.55%
2 Payments                    172           2,359,480.25       0.82%
3 Payments                     65             787,632.63       0.27%
                              ---           ------------       ----
Total                         579           7,615,346.55       2.65%
                              ===           ============       ====



DELINQUENCY RATE (60+)
                                                                 RECEIVABLE
                                              END OF PERIOD     DELINQUENCY
   PERIOD                  BALANCE             POOL BALANCE        RATE
   ------                  -------             ------------        ----
Current                 3,147,112.88         287,450,047.00        1.09%
1st Previous            3,071,231.44         294,939,828.07        1.04%
2nd Previous            2,905,110.62         303,594,883.36        0.96%


NET LOSS RATE

                                                                                              DEFAULTED
                                                      LIQUIDATION              AVERAGE         NET LOSS
   PERIOD                            BALANCE            PROCEEDS            POOL BALANCE     (ANNUALIZED)
   ------                            -------            --------            ------------     ------------
Current                              923,028.20         353,502.66        291,194,937.54            2.35%
1st Previous                         855,883.93         419,668.68        299,267,355.72            1.75%
2nd Previous                         654,341.57         379,316.61        307,392,310.29            1.07%

Gross Cumulative Charge Offs       5,063,066.10        Number of Repossessions                        56
Gross Liquidation Proceeds         1,617,036.39        Number of Inventoried Autos EOM               121
Net Cumulative Loss Percentage            0.94%        Amount of Inventoried Autos EOM        790,583.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)             0.73%
Trigger                                   1.50%
Status                                      OK




DATE: May 4, 2000                            /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER